UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

Cardica, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA (Address of Principal Executive Offices)	94063 (Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 15, 2013, Cardica, Inc. filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission reporting, among other things, the voting results from its Annual Meeting of Stockholders held on November 13, 2013. The sole purpose of this Current Report on Form 8-K/A is amend Item 5.07 of the Original Report to disclose Cardica, Inc.’s decision regarding how frequently it will hold an advisory vote on compensation of its named executive officers, which is included at the end of Item 5.07 below.  No other changes have been made to the Original Report.

Item 5.07      Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Cardica’s stockholders approved the six proposals listed below, which proposals are described in detail in the Proxy Statement. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal 1:

Each of Bernard A. Hausen, M.D., Ph.D., Kevin T. Larkin, Richard P. Powers, Jeffrey L. Purvin, John Simon, Ph.D. and William H. Younger, Jr. was elected as a director to hold office until the 2014 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bernard A. Hausen, M.D., Ph.D.	26,429,159	682,343	19,143,752
Kevin T. Larkin	26,471,085	640,417	19,143,752
Richard P. Powers	26,667,671	443,831	19,143,752
Jeffrey L. Purvin	26,676,793	434,709	19,143,752
John Simon, Ph.D.	26,679,618	431,884	19,143,752
William H. Younger, Jr.	26,673,228	438,274	19,143,752

Proposal 2:

The proposal to amend Cardica’s Amended and Restated Certificate of Incorporation to increase Cardica’s authorized number of shares of Common Stock from 75,000,000 shares to 125,000,000 shares was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,701,039	3,515,461	1,038,754	0

Proposal 3:

The proposal to approve, on an advisory basis, the compensation of Cardica’s named executive officers, as disclosed in the Proxy Statement, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,984,230	893,961	233,311	19,143,752

Proposal 4:

The proposal to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Cardica’s named executive officers, was approved at one year by the following vote:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
23,324,442	806,045	732,754	248,261	21,143,752

Proposal 5:

The proposal to ratify the selection by the audit committee of the Board of BDO USA LLP as Cardica’s independent registered public accounting firm for the fiscal year ending June 30, 2014, was ratified by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,378,812	214,389	662,053	0

Proposal 6:

The proposal to approve the amendment and restatement of the 2005 Plan as described in Item 5.02 above was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,908,981	1,013,347	189,174	19,143,752

Cardica has determined, in light of and consistent with the vote of the Cardica stockholders as to the preferred frequency of stockholder advisory votes on the compensation of Cardica’s named executive officers, to include a stockholder advisory vote on the compensation of Cardica’s named executive officers in its annual meeting proxy materials each year until the next advisory vote on the frequency of stockholder votes on the compensation of Cardica’s named executive officers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)

Date: February 13, 2014	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer